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                                                                   EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in the registration statements of DI Industries, Inc. on Form S-4 of our report dated March 28, 1996, appearing in the Annual Report on Form 10-K of DI Industries, Inc. for the year ended December 31, 1996.




                                    /s/ Deloitte & Touche LLP
                                        Deloitte & Touche LLP


Houston, Texas

May 21, 1997